UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported):
                                           SEPTEMBER 8, 2005 (SEPTEMBER 6, 2005)


                           HUDSON HOLDING CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         0-9587                                       41-1546471
(Commission File Number)                 (I.R.S. Employer Identification Number)

                        525 WASHINGTON BLVD., SUITE 3600
                          JERSEY CITY, NEW JERSEY 07310
          (Address of Principal Executive Offices, including Zip Code)

                                 (201) 216-0100
              (Registrant's Telephone Number, including Area Code)

                        HEALTH OUTCOMES MANAGEMENT, INC.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (SEE General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17  CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

ITEM 8.01.  OTHER EVENTS

Effective September 6, 2005, Health Outcomes Management, Inc., a Minnesota corporation, merged with and into Hudson Holding Corporation, a Delaware corporation, whereby Hudson Holding Corporation was the surviving entity (the "Merger"). The sole reason for the Merger was to reincorporate the Minnesota corporation into a Delaware corporation. In connection with the Merger, a reverse split in the ratio of 1-for-8 of our common stock occurred, our name was changed to Hudson Holding Corporation, we adopted the 2005 Stock Option Plan and we adopted new by-laws and a new certificate of incorporation, all as previously described in our proxy statement dated July 1, 2005. On September 6, 2005, we issued a press release describing these transactions, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

--------------------------------------------------------------------------------
         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.
--------------------------------------------------------------------------------

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS

Set forth below is a list of Exhibits included as part of this Current Report.

--------------- ----------------------------------------------------------------
Exhibit Number
--------------- ----------------------------------------------------------------
--------------- ----------------------------------------------------------------
2.2             Agreement and Plan of Merger between Health Outcomes Management,
                Inc. and Hudson Holding Corporation (previously filed as Exhibit
                A to the Company's Definitive Schedule 14A dated July 1, 2005)
--------------- ----------------------------------------------------------------
--------------- ----------------------------------------------------------------
3.1             Articles of Incorporation of Hudson Holding Corporation
                (previously filed as Exhibit B to the Company's Definitive
                Schedule 14A dated July 1, 2005)
--------------- ----------------------------------------------------------------
--------------- ----------------------------------------------------------------
3.2             By-laws of Hudson Holding Corporation (previously filed as
                Exhibit C to the Company's Definitive Schedule 14A dated
                July 1, 2005)
--------------- ----------------------------------------------------------------
--------------- ----------------------------------------------------------------
99.1            2005 Stock Option Plan (previously filed as Exhibit D to the
                Company's Definitive Schedule 14A dated July 1, 2005)
--------------- ----------------------------------------------------------------
--------------- ----------------------------------------------------------------
99.2*           Press release dated September 6, 2005
--------------- ----------------------------------------------------------------

* Filed herewith.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HUDSON HOLDING CORPORATION


Date: September 8, 2005                 By:  /s/ Martin Cunningham
                                        -------------------------------------
                                           Name:  Martin Cunningham
                                           Title: Chief Executive Officer